UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Russell Investment Funds

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RUSSELL INVESTMENT FUNDS

1301 Second Avenue

18th Floor

Seattle, WA 98101

February 14, 2018

International Developed Markets Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the International Developed Markets Fund (the “Fund”), a series of Russell Investment Funds (“RIF”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

Although you are not a shareholder in the Fund, your purchase payments and the earnings thereon under your variable annuity or variable life insurance contracts issued by your insurance company are invested in a sub-account of a separate account established by your insurance company. This sub-account invests in shares of the Fund. We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIF (the “Board”) has approved the selection of Janus Capital Management LLC to serve as a new non-discretionary money manager to the Fund. At the same time, the Board approved the termination of Barrow, Hanley, Mewhinney & Straus, LLC as a discretionary money manager to the Fund. These changes became effective on December 21, 2017.

RIF’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIF by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIF’s website at http://hosted.rightprospectus.com/RIF/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT FUNDS

1301 Second Avenue

Seattle, Washington 98101

February 14, 2018

To Shareholders of the International Developed Markets Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Funds (“RIF”) that details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIF (the “Board”) has approved the selection of Janus Capital Management LLC (“Janus”) to serve as a new non-discretionary money manager to the Fund. The Board also approved a Sub-Sub-Advisory Agreement between Janus and its affiliate, Perkins Investments Management, LLC (“Perkins” and together with Janus, the “Janus Entities”), pursuant to which Janus delegates its investment advisory services to the Fund to Perkins. At the same time, the Board approved the termination of Barrow, Hanley, Mewhinney & Straus, LLC (“Barrow”) as a discretionary money manager to the Fund. These changes became effective on December 21, 2017.

The attached Information Statement provides information about the Janus Entities, the new agreements and the Board’s considerations in approving the new agreements.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Funds

RUSSELL INVESTMENT FUNDS

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

International Developed Markets Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the International Developed Markets Fund (the “Fund”), a series of Russell Investment Funds (“RIF”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIF (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change Of Money Manager

On December 5, 2017, the Board authorized the signing of a portfolio management contract to engage Janus Capital Management LLC (“Janus”) as a non-discretionary money manager with respect to a portion of the assets of the Fund determined by RIM. The Board also approved a Sub-Sub-Advisory Agreement between Janus and its affiliate, Perkins Investments Management, LLC (“Perkins” and together with Janus, the “Janus Entities”), pursuant to which Janus delegates its investment advisory services to the Fund to Perkins. On that same date, the Board also authorized the termination of a similar portfolio management contract with Barrow, Hanley, Mewhinney & Straus, LLC (“Barrow”) as discretionary money manager to the Fund. On December 6, 2017, the portfolio management contract with Barrow was terminated.

Agreements

Effective December 5, 2017, RIM, as fiduciary for RIF, entered into a new portfolio management contract with Janus and Janus entered into the Sub-Sub-Advisory Agreement with Perkins. The agreements will continue until August 31, 2019. Thereafter, the agreements will continue in effect for successive annual periods if their continuance has been specifically approved at least annually by RIF’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreements are automatically terminated if assigned. The contract with Janus may be terminated without payment of any penalty by RIM or RIF immediately upon written notice to Janus and by Janus upon 30 days’ written notice to RIM.

Board Approval of Agreements

In evaluating the portfolio management contract with Janus and the Sub-Sub-Advisory Agreement, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities selections or recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting or recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its selection or recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in or recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment selection or recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on December 5, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and Janus and the Sub-Sub-Advisory Agreement. The Trustees approved the terms of the proposed portfolio management contract with Janus and the Sub-Sub-Advisory Agreement based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $423 million (as of September 2017), the proposed changes would decrease by approximately $37,302 per annum the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their December 16, 2015 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIF, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIF, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Janus, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.90% (estimated to be $3,557,642 based on an assumed average asset level of $395,293,566 for the twelve months ended December 31, 2017, RIF’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.18% (estimated to be $711,528 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.17% (estimated to have been $671,999 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with the Janus Entities.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

The Janus Entities act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2017
RIC International Developed Markets Fund	$2,961 million
Janus Henderson International Value Fund	$53 million

Additional Information About Janus

Janus Capital Management LLC is a wholly-owned subsidiary of Janus Capital Group, Inc., both located at 151 Detroit Street, Denver, CO 80206. Janus Capital Group, Inc. is wholly-owned by Janus Henderson Group plc (d/b/a Janus Henderson Investors), 201 Bishopsgate, London EC2M 3AE, United Kingdom, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Janus are listed below.

Name	Principal Occupation/Title
Richard Weil	Chief Executive Officer
Bruce Koepfgen	President
Enrique Chang	Chief Investment Officer
Michelle Rosenberg	Deputy General Counsel
Brennan Hughes	Chief Financial Officer
Drew Elder	SVP, Head of North American Distribution
Kristin Mariani	Chief Compliance Officer

Additional Information About Perkins

Perkins Investments Management, LLC is a wholly-owned subsidiary of Janus Capital Group, Inc. Perkins is located at 311 S. Wacker Drive, Suite 6000, Chicago, IL 60606 and Janus Capital Group, Inc. is located at 151 Detroit Street Denver, CO 80206. Janus Capital Group, Inc. is wholly-owned by Janus Henderson Group plc (d/b/a Janus Henderson Investors), 201 Bishopsgate, London EC2M 3AE, United Kingdom, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Perkins are listed below.

Name	Principal Occupation/Title
Thomas Perkins	Chief Executive Officer, Director
Ted Hans	Chief Operating Officer, Chief Compliance Officer, Treasurer, Director

Greg Kolb	Chief Investment Officer
Bruce Koepfgen	Executive Vice President & Director
Amy Stefonick	Secretary
Richard Weil	Director
Enrique Chang	Director
Drew Elder	Director

No officers or trustees of RIF are officers, employees, directors, general partners or shareholders of the Janus Entities. In addition, since the beginning of RIF’s most recently completed fiscal year, no trustee of RIF has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which the Janus Entities, their parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIF’s most recently completed fiscal year, none of the Trustees purchased or sold securities of the Janus Entities or their parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of this Information Statement is being delivered to contract owners residing at the same address. If you would like to receive an additional copy, please contact RIF by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIF will then promptly deliver a separate copy of the Information Statements to any contract owner residing at an address to which only one copy was mailed. Contract owners wishing to receive separate copies of RIF’s Information Statements in the future, and contract owners sharing an address that wish to receive a single copy if they are receiving multiple copies should direct such inquiries to their Insurance Company.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Insurance Company or RIF, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT FUNDS

1301 Second Avenue

18th Floor

Seattle, WA 98101

February 14, 2018

U.S. Small Cap Equity Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Funds (“RIF”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

Although you are not a shareholder in the Fund, your purchase payments and the earnings thereon under your variable annuity or variable life insurance contracts issued by your insurance company are invested in a sub-account of a separate account established by your insurance company. This sub-account invests in shares of the Fund. We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIF (the “Board”) has approved the selection of Ancora Advisors LLC, Copeland Capital Management, LLC, Falcon Point Capital, LLC and Penn Capital Management Company, Inc. to serve as new non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Monarch Partners Asset Management and RBC Global Asset Management as non-discretionary money managers to the Fund. These changes became effective on December 21, 2017.

RIF’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIF by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIF’s website at http://hosted.rightprospectus.com/RIF/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT FUNDS

1301 Second Avenue

Seattle, Washington 98101

February 14, 2018

To Shareholders of the U.S. Small Cap Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Funds (“RIF”) that details recent money manager changes related to the Fund. Specifically, the Board of Trustees of RIF (the “Board”) has approved the selection of Ancora Advisors LLC (“Ancora”), Copeland Capital Management, LLC (“Copeland”), Falcon Point Capital, LLC (“Falcon Point”) and Penn Capital Management Company, Inc. (“Penn Capital”) to serve as new non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Monarch Partners Asset Management (“Monarch”) and RBC Global Asset Management (“RBC”) as non-discretionary money managers to the Fund. These changes became effective on December 21, 2017.

The attached Information Statement provides information about Ancora, Copeland, Falcon Point and Penn Capital, the new portfolio management contracts with Ancora, Copeland, Falcon Point and Penn Capital and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for this money manager change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Funds

RUSSELL INVESTMENT FUNDS

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

U.S. Small Cap Equity Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the U.S. Small Cap Equity Fund (the “Fund”), a series of Russell Investment Funds (“RIF”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby RIM manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIM who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages the portion of the Fund’s assets that RIM determines not to manage based upon model portfolios provided by the Fund’s money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIF (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change Of Money Manager

On December 5, 2017, the Board authorized the signing of portfolio management contracts to engage Ancora Advisors LLC (“Ancora”), Copeland Capital Management, LLC (“Copeland”), Falcon Point Capital, LLC (“Falcon Point”) and Penn Capital Management Company, Inc. (“Penn Capital”) as non-discretionary money managers with respect to a portion of the assets of the Fund determined by RIM. On that same date, the Board also authorized the termination of a portfolio management contracts with Monarch Partners Asset Management (“Monarch”) and RBC Global Asset Management (“RBC”) as non-discretionary money managers. On December 7, 2017, the portfolio management contracts with Monarch and RBC were terminated.

Portfolio Management Contract

Effective December 5, 2017 RIM, as fiduciary for RIF, entered into new portfolio management contracts with Ancora, Copeland, Falcon Point and Penn Capital. Each contract will continue until August 31, 2019. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIF’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIM or RIF immediately upon written notice to Ancora, Copeland, Falcon Point or Penn Capital and by Ancora, Copeland, Falcon Point or Penn Capital upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with Ancora, Copeland, Falcon Point and Penn Capital, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on December 5, 2017, the Board received a proposal from RIM to approve a new portfolio management contract between RIM and each of Ancora, Copeland, Falcon Point and Penn Capital. The Trustees approved the terms of the proposed portfolio management contract with each of Ancora, Copeland, Falcon Point and Penn Capital based upon RIM’s recommendation to hire the money manager at the proposed fee rate; information as to the reason for the proposed change; information as to the money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to the money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the money manager; information as to any significant business relationships between the money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures in relation to the money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the money manager to other clients; RIM’s belief that the proposed investment money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $252 million (as of June 2017), the proposed changes would decrease by approximately $64,982 per annum the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, increase its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their December 16, 2015 meeting, where the Fund’s existing advisory agreement with RIM was approved, , as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIF, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIF, pays all Fund money managers for their investment recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Ancora, Copeland, Falcon Point and Penn Capital, is paid a pro rata portion of its annual fee, based on the monthly average of the Fund’s assets multiplied by the percentage target allocation to its strategy. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.90% (estimated to be $2,193,971 based on an assumed average asset level of $243,774,615 for the twelve months ended December 31, 2017, RIF’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.31% (estimated to be $755,701 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money manager strategies would have been approximately 0.28% (estimated to have been $682,569 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Ancora, Copeland, Falcon Point or Penn Capital.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Ancora acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2017
RIC U.S. Small Cap Equity Fund	$2,001 million
RIC Tax-Managed U.S. Small & Mid Cap Fund	$575 million

Copeland acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2017
RIC U.S. Small Cap Equity Fund	$2,001 million
RIC Tax-Managed U.S. Small & Mid Cap Fund	$575 million

Falcon Point acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2017
RIC U.S. Small Cap Equity Fund	$2,001 million
RIC Tax-Managed U.S. Small & Mid Cap Fund	$575 million
Acuitas U.S. Microcap Fund	$26 million
SIIT Small Cap II Fund	$48 million
SIIT Small Cap Fund	$78 million
SIIT Small/Mid Cap Equity Fund	$129 million

Penn Capital acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of December 31, 2017
RIC U.S. Small Cap Equity Fund	$2,001 million

Additional Information About Ancora, Copeland, Falcon Point and Penn Capital

Ancora Advisors, LLC is a wholly owned subsidiary of The Ancora Group, Inc. The Ancora Group, Inc. is a wholly owned subsidiary of Ancora Holdings, Inc. Ancora Holdings, Inc is employee owned with no one individual controlling more than 25%. All of these entities are located at 6060 Parkland Boulevard, Suite 200, Cleveland, OH 44124.

The names and principal occupations of the principal executive officers and each director or general partner of Ancora, all located at 6060 Parkland Boulevard, Suite 200, Cleveland OH 44124, are listed below.

Name	Principal Occupation/Title
Joe Spidalieri	Chief Operations Officer
Frederick DiSanto	Chairman, Chief Executive Officer
Bradley Zucker	Chief Financial Officer
John Micklitsch	Chief Investment Officer
Dan Hyland	President
Brian Hopkins	Managing Director, Alternative Investments
Jason Geers	Chief Compliance Officer

Copeland Capital Management, LLC, located at 161 Washington St., Suite 1325, Conshohocken, PA 19428, is 100% employee owned. No individual owns more than 25% of the firms outstanding voting securities.

The names and principal occupations of the principal executive officers and each director or general partner of Copeland, all located at 161 Washington St., Suite 1325, Conshohocken, PA 19428, are listed below.

Name	Principal Occupation/Title
Charles M. Barrett	Director of Sales and Marketing
Eric C. Brown	Chief Executive Officer
Erik B. Granade	Head of International Equities
Mark W. Giovanniello	Chief Investment Officer
Steven J. Adams	Chief Operations and Financial Officer
Edward C. Rorer	Chairman
Karen S. Kirk	Director of Operations
Sofia A. Rosala	General Counsel and Chief Compliance Officer
Anthony Godonis	Director of Trading

Falcon Point Capital, LLC, located at Two Embarcardero Center, Suite 420, San Francisco, CA 94111, is 100% employee owned and is controlled by James Bitzer and Michael Mahoney.

The names and principal occupations of the principal executive officers and each director or general partner of Falcon Point, all located at Two Embarcardero Center, Suite 420, San Francisco, CA 94111, are listed below.

Name	Principal Occupation/Title
James Bitzer	Senior Managing Director
Michael Mahoney	Senior Managing Director
Michael Thomas	Senior Portfolio Manager
Lalaine Le	Chief Compliance Officer

Penn Capital Management Company, Inc., located at 1200 Intrepid Avenue, Suite 400, Philadelphia, PA 19112, is wholly owned by its employees. Penn Capital’s controlling shareholders are Richard Hocker (Founder) and Marcia Hocker. Eric J. Green, Senior Managing Partner, Director of Research and Senior Portfolio Manager, holds 10-25% equity ownership in Penn Capital.

The names and principal occupations of the principal executive officers and each director or general partner of Penn Capital, all located at 1200 Intrepid Avenue, Suite 400, Philadelphia PA 19112, are listed below.

Name	Principal Occupation/Title
Richard Hocker	Founder, Chief Executive Officer, and Chief Investment Officer & Director
Marcia Hocker	President & Director
Eric J. Green	Senior Managing Partner, Director of Research & Senior Portfolio Manager
Scott Schumacher	Senior Managing Partner, Senior Portfolio Manager, Director
Gerald McBride	Senior Partner, Chief Financial Officer, and Chief Operating Officer & Director
Paulo Silva	Senior Managing Partner, Senior Portfolio Manager
Peter Moran	Senior Partner, Executive Vice President, Global Distribution
Kirsten Hocker	Director of Human Resources & Director
Kimberley Hocker	Director

No officers or trustees of RIF are officers, employees, directors, general partners or shareholders of Ancora, Copleand, Falcon Point or Penn Capital. In addition, since the beginning of RIF’s most recently completed fiscal year, no trustee of RIF has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Ancora, Copleand, Falcon Point or Penn Capital, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIF’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Ancora, Copleand, Falcon Point or Penn Capital or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of this Information Statement is being delivered to contract owners residing at the same address. If you would like to receive an additional copy, please contact RIF by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIF will then promptly deliver a separate copy of the Information Statements to any contract owner residing at an address to which only one copy was mailed. Contract owners wishing to receive separate copies of RIF’s Information Statements in the future, and contract owners sharing an address that wish to receive a single copy if they are receiving multiple copies should direct such inquiries to their Insurance Company.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Insurance Company or RIF, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.